EXHIBIT 10.1

             SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
                                   AGREEMENT

                  This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), made and entered into as of March 2, 1998, is by and between PILGRIM AMERICA GROUP, INC., a Delaware corporation ("PAG"), PILGRIM AMERICA CAPITAL CORPORATION, a Delaware corporation ("PACC") (together, the "Borrowers" and each a "Borrower"), and FIRST BANK NATIONAL ASSOCIATION, a national banking association (the "Bank").

                                    RECITALS
                                    --------

                  1. The Bank and the Borrowers entered into a Second Amended and Restated Credit Agreement dated as of July 31, 1997, as amended by a First Amendment to Second Amended and Restated Credit Agreement dated as of September 16, 1997 (as so amended, the "Credit Agreement"); and

                  2. The Borrowers desire to amend certain provisions of the Credit Agreement, and the Bank has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                                    AGREEMENT
                                    ---------

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

                  Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

                  Section 2. Amendments. The Credit Agreement is hereby amended as follows:

                  2.1    Definitions.     The    definition    of    "Commitment
         Amount"contained in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

                           "Commitment Amount":  $35,000,000, as the same may be
                  reduced pursuant to Section 2.14.

                  2.2 Revolving Note. Exhibit A to the Credit Agreement is hereby amended to read as set forth on Exhibit A attached to this Amendment which is made a part of the Credit Agreement as Exhibit A thereto.

                  Section  3.   Effectiveness  of  Amendments.   The  amendments
contained in this Amendment shall become effective upon delivery by the Borrowers of, and compliance by the Borrowers with, the following:

                  3.1 The Bank shall have received this Amendment executed by duly authorized officers of the Borrowers.

                  3.2 The Bank shall have received a Second  Restated  Revolving
         Note in the form of Exhibit A hereto, duly executed by the Borrowers (the "New Note"), which shall replace the existing Restated Revolving Note evidencing the Borrowers' Obligations.

                  3.3 The Bank shall have received Reaffirmations of Security Agreement, in the form of Exhibits E, F, G hereto and executed by PAG, PAII and PASI, respectively.

                  3.4 The Bank shall have received Reaffirmations of Pledge Agreement, in the form of Exhibits H and I hereto, executed by the Borrowers.

                  3.5 The Bank shall have received a Reaffirmation of Guaranty, in the form of Exhibit J hereto, executed by PAII.

                  3.6 The Bank shall have received copies of the corporate resolutions of the Borrowers authorizing the execution, delivery and performance of this Amendment, the New Note and reaffirmations to which each of them is a party, certified as of the date hereof by the respective Secretary or an Assistant Secretary of each of the Borrowers.

                  3.7 The Bank shall have received copies of the corporate resolutions of PAII and PASI authorizing the execution, delivery and performance of the reaffirmations to which each of them is a party, certified as of the date hereof by the respective Secretary or an Assistant Secretary of PAII and PASI.

                  3.8 The Bank shall have received a certificate of the Secretary of each Borrower, PAII and PASI, respectively, certifying that there has been no change in the Articles of Incorporation or bylaws of each respective entity since July 31, 1997.

                  3.9 The Bank shall have received a written opinion of Bryan Cave LLP, counsel to the Borrowers, PAII and PASI, addressed to the Bank and dated the date hereof, covering the matters set forth in Exhibit K hereto.

                  3.10 The Bank shall have received certificates of good standing for the Borrowers from the Secretary of State of Delaware and in each state in which such entities transact business as of a current date.

                  3.11 The Bank shall have received such other documents, instruments, opinions and approvals as the Bank may reasonably request.

                  3.12 The Borrowers shall have satisfied such other conditions as specified by the Bank, including payment of all unpaid legal fees and expenses incurred by the Bank through the date of this Amendment.

                  Section 4. Representations, Warranties, Authority, No Adverse Claim.

                  4.1 Reassertion of Representations and Warranties, No Default. The Borrowers hereby represent that on and as of the date hereof and after giving effect to this Amendment and the New Note (a)all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Bank.

                  4.2 Authority, No Conflict, No Consent Required. The Borrowers represent and warrant that the Borrowers have the power and legal right and authority to enter into this Amendment and the New Note (hereinafter referred to as the "Amendment Documents") and have duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrowers in connection herewith or therewith by proper corporate, and none of the Amendment Documents nor the agreements contained herein or therein contravene or constitute a default under any agreement, instrument or indenture to which the Borrowers are parties or a signatory or any provision of the Borrowers' Certificates of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any lien on any of its property under any agreement binding on or applicable to the Borrowers or any of their property except, if any, in favor of the Bank. The Borrowers represent and warrant that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrowers of the Amendment Documents or other agreements and documents executed and delivered by the Borrowers in connection therewith or the performance of obligations of the Borrowers therein described, except for those which the Borrowers have obtained or provided and as to which the Borrowers have delivered certified copies of documents evidencing each such action to the Bank.

                  4.3 No Adverse Claim. The Borrowers each warrants, acknowledges and agrees that no events have been taken place and no circumstances exist at the date hereof which would give the Borrowers a basis to assert a defense, offset or counterclaim to any claim of the Bank with respect to the Obligations as amended by this Amendment.

                  Section 5. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Bank and the Borrowers each acknowledge and affirm that the Credit Agreement and the New Note, as hereby amended, are hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement or the Note, or any similar terms contained in any Loan Document, are hereby amended and shall refer to the Credit

Agreement  and the New Note,  respectively,  as amended by this  Amendment.  The
Borrowers confirm to the Bank that the Obligations, as amended by this Amendment, are and continue to be secured by the security interest granted by the Borrowers in favor of the Bank under the Security Documents, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrowers under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrowers.

                  Section 6. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

                  Section 7. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

                  Section 8. Successors. The Amendment Documents shall be binding upon the Borrowers and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrowers and the Bank and the successors and assigns of the Bank.

                  Section 9. Legal Expenses. The Borrowers agree to reimburse the Bank, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Bank) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrowers under the Amendment Documents, and to pay and save the Bank harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrowers shall survive any termination of the Credit Agreement.

                  Section 10. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

                  Section 11. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

                  Section 12. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                           PILGRIM AMERICA CAPITAL CORPORATION


                                           By: \S\ James R. Reis
                                              ----------------------------
                                           Title:   Vice-Chairman

                                           Address for Borrower:
                                           Two Renaissance Square, Ste. 1200
                                           40 North Central Avenue
                                           Phoenix, AZ  85004-4424
                                           Attention:  James R. Reis
                                           Telecopier:  (602) 417-8301


                                           PILGRIM AMERICA GROUP, INC.


                                           By: \S\ James R. Reis
                                              ----------------------------
                                           Title:   Vice-Chairman

                                           Address for Borrower:
                                           Two Renaissance Square, Ste. 1200
                                           40 North Central Avenue
                                           Phoenix, AZ  85004-4424
                                           Attention:  James R. Reis
                                           Telecopier:  (602) 417-8301


                                           FIRST BANK NATIONAL ASSOCIATION

                                           By: \S\ Mark A. Bagley
                                              ----------------------------
                                           Title:   Vice-President

                                           Address:
                                           First Bank Place - MPFP0702
                                           601 Second Avenue South
                                           Minneapolis, MN 55402-4302
                                           Attention:  Mark A. Bagley
                                           Telecopier:  (612) 973-0665

EXHIBITS
--------

A   -    Revolving Note

E   -    Reaffirmation of PAG Security Agreement

F   -    Reaffirmation of PAII Security Agreement

G   -    Reaffirmation of PASI Security Agreement

H   -    Reaffirmation of PAG Pledge Agreement

I   -    Reaffirmation of the PACC Pledge Agreement

J   -    Reaffirmation of the PAII Guaranty

K   -    Matters to be Covered by Opinion of Counsel to the  Borrowers, PAII and
         PSII

                                                   EXHIBIT A TO SECOND AMENDMENT

                         SECOND RESTATED REVOLVING NOTE


$35,000,000       March 2, 1998
                                                          Minneapolis, Minnesota

                  FOR VALUE RECEIVED, PILGRIM AMERICA GROUP, INC., a Delaware corporation, and PILGRIM AMERICA CAPITAL CORPORATION, a Delaware corporation, hereby jointly and severally promise to pay to the order of FIRST BANK NATIONAL ASSOCIATION (the "Bank") at its main office in Minneapolis, Minnesota, in lawful money of the United States of America in Immediately Available Funds (as such term and each other capitalized term used herein are defined in the Credit
Agreement hereinafter referred to) at the times set forth in the Credit Agreement the principal amount of THIRTY-FIVE MILLION AND NO/100 DOLLARS ($35,000,000) or, if less, the aggregate unpaid principal amount of all Loans made by the Bank under the Credit Agreement, and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates and times set forth in the Credit Agreement.

                  This note is the Note referred to in the Second Amended and Restated Credit Agreement dated as of July 31, 1997 (as the same may hereafter be from time to time amended, restated or otherwise modified, the "Credit Agreement") between the undersigned and the Bank. This note is secured, it is subject to certain permissive and mandatory prepayments and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

                  In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

                  THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS

PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.

                                             PILGRIM AMERICA GROUP, INC.

                                             By: \S\ James R. Reis
                                                ------------------------
                                               Its  Vice-Chairman


                                             PILGRIM AMERICA CAPITAL CORPORATION

                                             By: \S\ James R. Reis
                                                ------------------------
                                               Its  Vice-Chairman

                                                   EXHIBIT E TO SECOND AMENDMENT


                       REAFFIRMATION OF SECURITY AGREEMENT


                  The undersigned, Pilgrim America Group, Inc. ("PAG") hereby reaffirms that (i) the Security Agreement by and between PAG and First Bank National Association (the "Bank") dated as of April 28, 1995, as the same may have been amended from time to time (the "Security Agreement"), remains in full force and effect, and (ii) the security interests granted pursuant to the Security Agreement secure, among other things, the obligations of PAG and Pilgrim America Capital Corporation (collectively, the "Borrowers") and duties under that certain Second Amended and Restated Credit Agreement by and between the Borrowers and the Bank and dated as of July 31, 1997, as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of September 16, 1997 and by the Second Amendment to Second Amended and Restated Credit Agreement dated as of even date herewith.

Date:    March 2, 1998.

                                                     PILGRIM AMERICA GROUP, INC.

                                                     By: \S\ James R. Reis
                                                        ------------------------
                                                       Its  Vice-Chairman

                                                   EXHIBIT F TO SECOND AMENDMENT


                       REAFFIRMATION OF SECURITY AGREEMENT



                  Reference is made to that certain Security Agreement (the "Security Agreement") dated as of April 28, 1995, made and given by the undersigned to secure the Obligations (as defined in the Security Agreement) of Pilgrim America Group, Inc. ("PAG") to First Bank National Association (the "Bank").

                  The undersigned hereby (a) consents to the terms of that certain Second Amended and Restated Credit Agreement dated as of July 31, 1997 by and between PAG and Pilgrim America Capital Corporation (collectively, the "Borrowers") and the Bank, as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of September 16, 1997 and by the Second Amendment to Second Amended and Restated Credit Agreement dated as of even date herewith (as so amended, the "Credit Agreement") and to the execution and delivery of the Credit Agreement by the Borrowers; (b) agrees that the obligations of the Borrowers to the Bank under the Credit Agreement constitute "Obligations" within the meaning of the above-referenced Security Agreement; and
(c) agrees and reaffirms that the security interests granted pursuant to the Security Agreement secure, among other things, the Borrowers' obligations and duties under the Credit Agreement and the obligations of the undersigned under the Security Agreement. The undersigned further reaffirms that all of the terms, covenants and conditions of the Security Agreement remain in full force and effect.


Date:    March 2, 1998.

                                              PILGRIM AMERICA INVESTMENTS, INC.

                                              By: \S\ James R. Reis
                                                 ------------------------
                                                Its    Vice-Chairman

                                                   EXHIBIT G TO SECOND AMENDMENT


                       REAFFIRMATION OF SECURITY AGREEMENT


                  Reference is made to that certain Security Agreement (the "Security Agreement") dated as of April 28, 1995, made and given by the undersigned to secure the Obligations (as defined in the Security Agreement) of Pilgrim America Group, Inc. ("PAG") to First Bank National Association (the "Bank").

                  The undersigned hereby (a) consents to the terms of that certain Second Amended and Restated Credit Agreement dated as of July 31, 1997 by and between PAG and Pilgrim America Capital Corporation (collectively, the "Borrowers") and the Bank, as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of September 16, 1997 and by the Second Amendment to the Second Amended and Restated Credit Agreement dated as of even date herewith (as so amended, the "Credit Agreement") and to the execution and delivery of the Credit Agreement by the Borrowers; (b) agrees that the obligations of the Borrowers to the Bank under the Credit Agreement constitute "Obligations" within the meaning of the above-referenced Security Agreement; and
(c) agrees and reaffirms that the security interests granted pursuant to the Security Agreement secure, among other things, the Borrowers' obligations and duties under the Credit Agreement and the obligations of the undersigned under the Security Agreement. The undersigned further reaffirms that all of the terms, covenants and conditions of the Security Agreement remain in full force and effect.

Date:    March 2, 1998.

                                              PILGRIM AMERICA SECURITIES, INC.

                                              By: \S\ James R. Reis
                                                 -----------------------------
                                                 Its    Vice-Chairman

                                                   EXHIBIT H TO SECOND AMENDMENT


                        REAFFIRMATION OF PLEDGE AGREEMENT


                  The undersigned, Pilgrim America Group, Inc. ("PAG") hereby reaffirms that (i) the Pledge Agreement by and between PAG and First Bank National Association (the "Bank") dated as of April 28, 1995, as the same may have been amended from time to time (the "Pledge Agreement"), remains in full force and effect, and (ii) the security interests granted pursuant to the Pledge Agreement secure, among other things, the obligations and duties of PAG and Pilgrim America Capital Corporation (collectively, the "Borrowers") under that certain Second Amended and Restated Credit Agreement by and between the Borrowers and the Bank dated as of July 31, 1997, as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of September 16, 1997 and by the Second Amendment to the Second Amended and Restated Credit Agreement dated as of even date herewith.


Date:    March 2, 1998
                                            PILGRIM AMERICA GROUP, INC.

                                            By: \S\ James R. Reis
                                               -----------------------
                                              Its   Vice-Chairman

                                                   EXHIBIT I TO SECOND AMENDMENT


                        REAFFIRMATION OF PLEDGE AGREEMENT


                  Reference  is made  to  that  certain  Pledge  Agreement  (the
"Pledge"), dated as of April 28, 1995, made and given by the undersigned to secure the Obligations (as defined in the Pledge) of Pilgrim America Group, Inc. ("PAG") to First Bank National Association (the "Bank").

                  The undersigned hereby (a) consents to the terms of that certain Second Amended and Restated Credit Agreement dated as of July 31, 1997 by and between the undersigned and PAG, as borrowers (collectively, the "Borrowers") and the Bank, as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of September 16, 1997 and by the Second Amendment to the Second Amended and Restated Credit Agreement dated as of even date herewith (as so amended, the "Credit Agreement") and to the execution and delivery of the Credit Agreement by PAG; (b) agrees that the obligations of the Borrowers to the Bank under the Credit Agreement constitute "Obligations" within the meaning of the above-referenced Pledge; and (c) agrees and reaffirms that the security interests granted pursuant to the Pledge Agreement secure, among other things, the Borrowers' obligations and duties under the Credit Agreement. The undersigned further reaffirms that all of the terms, covenants and conditions of the Pledge remain in full force and effect.

Date:    March 2, 1998

                                         PILGRIM AMERICA CAPITAL CORPORATION

                                         By: \S\ James R. Reis
                                            --------------------------------
                                         Its   Vice-Chairman

                                                   EXHIBIT J TO SECOND AMENDMENT


                            REAFFIRMATION OF GUARANTY


                  Reference is made to that certain Guaranty (the "Guaranty") dated as of April 28, 1995, made and given by the undersigned to secure the Obligations (as defined in the Guaranty) of Pilgrim America Group, Inc. ("PAG") to First Bank National Association (the "Bank").

                  The undersigned hereby (a) consents to the terms of that certain Amended and Restated Credit Agreement dated as of July 31, 1997 by and between PAG and Pilgrim America Capital Corporation (collectively, the "Borrowers") and the Bank, as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of September 16, 1997 and by the Second Amendment to the Second Amended and Restated Credit Agreement dated as of even date herewith (as so amended, the "Credit Agreement") and to the execution and delivery of the Credit Agreement by the Borrowers; and (b) agrees that the obligations of the Borrowers to the Bank under the Credit Agreement constitute "Obligations" within the meaning of the above-referenced Guaranty. The undersigned further agrees and reaffirms that such Obligations are guaranteed by the undersigned in accordance with the terms and conditions of the Guaranty, and that all of the terms, covenants and conditions of the Guaranty remain in full force and effect.

Date:    March 2, 1998
                                            PILGRIM AMERICA INVESTMENTS, INC.


                                            By: \S\ James R. Reis
                                               ------------------------------
                                              Its  Vice-Chairman

                                                                    EXHIBIT K TO
                                                                SECOND AMENDMENT


                            MATTERS TO BE COVERED BY
                               OPINION OF COUNSEL
                       TO THE BORROWERS AND PAII and PSII

                  The opinion of counsel to the Pilgrim America Group, Inc. ("PAG") and Pilgrim America Capital Corporation (collectively, the "Borrowers") which is called for by Section 3.8 of the Second Amendment to Second Amended and Restated Credit Agreement shall be addressed to the Bank and dated the date thereof. It shall be satisfactory in form and substance to the Bank and shall cover the matters set forth below, subject to such assumptions, exceptions and qualifications as may be acceptable to the Bank and counsel to the Bank. With respect to opinions on the validity and enforceability of those loan documents which provide that they are to be governed by the laws of the State of Minnesota, counsel may opine that such documents would be valid and binding under the laws of the State of Arizona. Capitalized terms used herein have the respective meanings given such terms in the Credit Agreement.

                  1. Each Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted, to enter into the Second Amendment to which it is a party and to perform all of its obligations under each and all of the foregoing. Each Borrower is duly qualified and in good standing as a foreign corporation in all of the jurisdictions in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary and the failure to so qualify would permanently preclude such Borrower from enforcing its rights with respect to any material asset or expose such Borrower to any material liability.

                  2. The execution, delivery and performance by each Borrower of the Second Amendment and the New Note have been duly authorized by all necessary corporate action by such Borrower.

                  3. The Credit Agreement, as amended by the First Amendment dated as of September 16, 1997 and by the Second Amendment, and the New Note constitute the legal, valid and binding obligations of each Borrower, enforceable against such Borrower in accordance with their respective terms.

                  4. The execution, delivery and performance by each Borrower of the Second Amendment to which it is a party will not (i) violate any provision of any law, statute, rule or regulation or, to the best knowledge of such counsel, any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to either Borrower, (ii) violate or contravene any provision of the Certificate of Incorporation or bylaws of either Borrower, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease
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or  instrument  known to such counsel to which either  Borrower is a party or by which it or any of its properties may be bound or result in the creation of any Lien thereunder.

                  5. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of either Borrower to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, the Second Amendment.

                  6. To the best knowledge of such counsel, there are no actions, suits or proceedings pending or threatened against or affecting either Borrower, any Subsidiary of either Borrower or any of their respective properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which (i) challenge the legality, validity or enforceability of the Credit Agreement, as amended by the Second Amendment, or the New Note or (ii) if determined adversely to such Borrower, would have a material adverse effect on the business, operations, property or condition (financial or otherwise) of the Borrowers and the Subsidiaries as a consolidated enterprise or on the ability of the Borrowers to perform their obligations under the Credit Agreement, as amended by the Second Amendment.

                  7. Each of PAII and PASI is a corporation duly incorporated and validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted, to enter into the Loan Documents to which it is a party and to perform all of its obligations under each and all of the foregoing. Each of PAII and PASI is duly qualified and in good standing as a foreign corporation in all of the jurisdictions in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary and the failure to so qualify would permanently preclude it from enforcing its rights with respect to any material asset or expose it to any material liability.

                  8. The execution, delivery and performance by each of PAII and PASI of the reaffirmations of the Loan Documents to which it is a party required under the Second Amendment have been duly authorized by all necessary corporate action by it.

                  9. The Loan Documents to which each of PAII and PASI is a party, as reaffirmed and modified, constitute the legal, valid and binding obligations of each of PAII and PASI, enforceable against it in accordance with their respective terms.

                  10. The execution, delivery and performance by PAII and PSII of the reaffirmations of the Loan Documents to which it is a party will not (i) violate any provision of any law, statute, rule or regulation or, to the best knowledge of such counsel, any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to PAII or PSII, (ii) violate or contravene any provision of the Articles of Incorporation or bylaws of PAII or PSII, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement,
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
lease or instrument known to such counsel to which PAII or PSII is a party or by which it or any of its properties may be bound or result in the creation of any Lien thereunder.

                  11. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of PAII or PSII to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, the reaffirmations of the Loan Documents.

                  12. After giving effect to the amendment of the Credit Agreement pursuant to the Second Amendment, the New Note and the reaffirmations of the Security Agreements and Pledge Agreements required under the Second Amendment, the Liens created pursuant to the Security Agreements and the Pledge Agreements will remain in full force and effect, will secure the Obligations, and will have the same priority as they had prior to such amendment, restatement and reaffirmations.
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